      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 29, 1997

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             LINENS 'N THINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                            5700                           22-3463939
 (STATE OR OTHER JURISDICTION OF     (PRIMARY STANDARD INDUSTRIAL            (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)     CLASSIFICATION CODE NUMBER)           IDENTIFICATION NO.)

                                6 BRIGHTON ROAD
                           CLIFTON, NEW JERSEY 07015
                                 (201) 778-1300
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                 NORMAN AXELROD
          CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER AND PRESIDENT
                                6 BRIGHTON ROAD
                           CLIFTON, NEW JERSEY 07015
                                 (201) 778-1300
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

               WARREN J. CASEY, ESQ.                              ROGER H. KIMMEL, ESQ.
           PITNEY, HARDIN, KIPP & SZUCH                             LATHAM & WATKINS
                  200 CAMPUS DR.                                53RD AT THIRD, SUITE 1000
               POST OFFICE BOX 1945                                 885 THIRD AVENUE
            MORRISTOWN, N.J. 07962-1945                           NEW YORK, N.Y. 10022
                  (201) 966-6300                                     (212) 906-1200

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-27239

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TITLE OF EACH CLASS                         AMOUNT                                             AMOUNT
OF SECURITIES                                TO BE       OFFERING PRICE      AGGREGATE     OF REGISTRATION
TO BE REGISTERED                          REGISTERED        PER SHARE     OFFERING PRICE         FEE
-----------------------------------------------------------------------------------------------------------
Common Stock...........................      267,758         $24.50         $6,560,071         $1,988
===========================================================================================================

================================================================================

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-1, FILE NO. 333-27239

     Linens 'n Things, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-27239), as amended by Amendment No. 1 to the Registration Statement on Form S-1, declared effective on May 29, 1997 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
------   -----------------------------------------------------------------------------------
  5.1    Opinion of Pitney, Hardin, Kipp & Szuch
 23.1    Consent of Pitney, Hardin, Kipp & Szuch (incorporated in Exhibit 5.1)
 23.2    Consent of KPMG Peat Marwick LLP
   24    Powers of Attorney*

---------------

     * Incorporated herein by reference to the Company's Registration Statement on Form S-1, No. 333-27239.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Linens 'n Things, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Clifton, State of New Jersey on the 29th day of May, 1997.

                                          LINENS 'N THINGS, INC.

                                          By: /s/ NORMAN AXELROD
                                            ------------------------------------
                                            Norman Axelrod
                                            Chairman of the Board and
                                            Chief Executive Officer and
                                              President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities in the dates indicated:

                                                        TITLE                         DATE
                                     -------------------------------------------  -------------

/s/ NORMAN AXELROD                   Chairman of the Board, Chief Executive        May 29, 1997
-----------------------------------  Officer, President and Director (principal
Norman Axelrod                       executive officer)

JAMES M. TOMASZEWSKI*                Senior Vice President and Chief               May 29, 1997
-----------------------------------  Administrative Officer (principal financial
James M. Tomaszewski                 and accounting officer)

WILLIAM T. GILES*                    Vice President of Finance, Controller         May 29, 1997
-----------------------------------
William T. Giles

CHARLES C. CONAWAY*                  Director                                      May 29, 1997
-----------------------------------
Charles C. Conaway

STANLEY P. GOLDSTEIN*                Director                                      May 29, 1997
-----------------------------------
Stanley P. Goldstein

PHILIP E. BEEKMAN*                   Director                                      May 29, 1997
-----------------------------------
Philip E. Beekman

*By: /s/ NORMAN AXELROD
     ------------------------------
     Attorney-in-fact

                                 EXHIBIT INDEX

                                                                                    SEQUENTIALLY
EXHIBIT                                                                             NUMBERED
NUMBER       DESCRIPTION                                                              PAGE
------   -------------------------------------------------------------------------- --------
  5.1    Opinion of Pitney, Hardin, Kipp & Szuch...................................
 23.1    Consent of Pitney, Hardin, Kipp & Szuch (incorporated in Exhibit 5.1).....
 23.2    Consent of KPMG Peat Marwick LLP..........................................
   24    Powers of Attorney*.......................................................

---------------

     * Incorporated herein by reference to the Company's Registration Statement on Form S-1, No. 333-27239.